                                                                   EXHIBIT 10.33



                              BRIDGE LOAN AGREEMENT


         This Agreement is between Rockford Corporation, an Arizona corporation ("Borrower") and Caroline S. Bartol ("Lender"). Borrower and Lender agree as follows:

1.       RECITALS.

         1.1. Borrower Business. Borrower manufactures high quality auto and professional audio equipment, including amplifiers, speakers, "head units," and accessories.

         1.2. Loan. Borrower has sought and, subject to the conditions in this agreement, Lender has agreed to provide a $2,000,000 loan to Borrower to help finance working capital and general corporate needs of Borrower.

         1.3. Purpose. The purpose of this Agreement is to set forth the terms of Lender's agreement to lend to Borrower $2,000,000.

2. LOAN AGREEMENT. Lender will loan Borrower $2,000,000 (the "Loan") on the terms set forth in this agreement. Borrower will execute and deliver to Lender a promissory note (the "Note") in the form of Exhibit
         A. Lender will advance the amount of the Loan as of the date of this Agreement. Borrower will (a) maintain accurate records of the amount advanced, payments made, and interest and other charges in connection with the Loan and (b) render to Lender on request, and at least monthly, an account statement showing such amounts.

3. USE OF MONIES LOANED. Borrower will use the amount loaned to for working capital, to reduce other debt, and to pay trade accounts payable.

4. INTEREST. The outstanding principal and unpaid interest under this Agreement will bear interest at the rate of 9% per annum. Interest is payable monthly on the first day of each month.

5. REPAYMENT OF PRINCIPAL. It is intended that this Loan is a "bridge" loan in advance of an investment by Lender or its affiliates in Borrower of not less than the principal amount of the Loan. The Loan will be repaid out of the investment by Lender or its affiliates. Borrower will pay the principal on the Note on the earlier of (a) receipt of the proceeds of the capital investment in Borrower committed by Lender or its affiliates or (b) September 30, 1996.

6. SUBORDINATION TO BANK LOAN. The Loan is subordinate to Borrower's obligations under its loan (the "Bank Loan") with its principal lender, First Interstate Bank of Arizona (the "Bank"). All Borrower's obligations to Bank must be first paid to Bank in full before any payments may be made under this Loan, except for:

         6.1.     payments of interest when due;

         6.2. payments of principal paid from proceeds of the capital investment by Lender or its affiliates in Borrower; and

         6.3. payments of principal when due on September 30, 1996, but only if (a) Bank has not given Borrower notice that it is in default or non-compliance under the Bank Loan and (b) the payment of principal would not cause Borrower to be out of compliance under the Bank Loan either (i) as of the date made,
                  (ii) as of the most recent quarterly compliance date under the Bank Loan (assuming the payment had been made on the last day of such quarter), or (iii) as of the next quarterly compliance date under the Bank Loan (based on Borrower's current projected financial statements). If Borrower makes a payment of principal, Borrower will deliver to Lender and Bank a certificate confirming that these conditions are satisfied.

         6.4. If there is an Event of Default under Section 9.4 below, then Borrower and its officers, assigns, trustee, receiver, and other representative are directed to pay Bank the full amount of the Bank Loan before making any payments to Lender other than payments of principal out of proceeds of the investment by Lender or its affiliates in Borrower.

7. NO SECURITY. The Loan is unsecured but constitutes a general obligation of Borrower.

8. ADDITIONAL DOCUMENTS. Borrower will execute and deliver to Lender additional documents as necessary to carry out the purposes of this Agreement.

9.       EVENTS OF DEFAULT. The following events are "Events of Default":

         9.1. Borrower fails to pay any amount under this Agreement when due and payable;

         9.2. Borrower fails or neglects to perform, keep, or observe any term, provision, condition, covenant, representation, or warranty contained in this Agreement;

         9.3.     Borrower becomes insolvent; or

         9.4. A complaint or case is filed by or against borrower under federal bankruptcy laws and is not dismissed within 60 days of filing; Borrower admits to inability to pay or fails to pay Borrower's debts generally as they mature; Borrower makes an assignment for the benefit of creditors; a receiver is appointed for Borrower; or any other insolvency proceedings are instituted by or against Borrower and are not dismissed within 60 days of filing.

10. ACCELERATION OF OBLIGATIONS AND REMEDIES. If there is an event of default, the outstanding Loan balance and all other amounts owed by Borrower to Lender will, if Lender elects, become immediately due and payable without notice to or demand upon Borrower of any kind. Any acceleration, if elected by Lender, is subject to all applicable laws.

11. USURY SAVINGS CLAUSE. Borrower will not, upon acceleration of maturity by Lender or otherwise, be required to pay any interest in excess of the maximum amount permitted by law.

12.      MISCELLANEOUS.

         12.1. Waiver of Defaults. Lender may, in its sole discretion, waive a default or cure at Borrower's expense a default. Any waiver in a particular instance or of a particular default is not a waiver of other defaults or of the same kind of default at another time.

         12.2. Entire Agreement; Amendments. This Agreement is the entire Agreement of the parties with respect to its subject matter and may not be changed or amended without the written consent of each party.

         12.3. Severability. If any part (or parts) of this Agreement is invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability will not effect any other provisions of this Agreement, and this Agreement will be construed as if the invalid, illegal, or unenforceable provision were omitted, provided that such construction and omission is consistent with the general intent of the parties as evidenced by this Agreement considered as an entirety.

         12.4. Notices. Notices required under this Agreement are effective upon delivery or three days after mailing by registered or certified mail, return receipt requested, to the address of the parties shown on the signature page of this Agreement (which may be changed by notice).

         12.5. Governing Law. This Agreement is governed by the laws of Arizona.

         12.6. Assignability. This Agreement may not be assigned without the prior written consent of each party.

         12.7. Counterparts. This Agreement may be executed in counterparts and all counterparts so executed constitute one Agreement.

         12.8. Attorneys' Fees. In any proceeding arising under this Agreement, the prevailing party is entitled to recover the attorneys' fees, costs, and expenses in connection with such proceeding.

13. EXECUTION AND EFFECTIVE DATE. This Agreement is executed and effective March 18, 1996.


                                            "BORROWER"

                                            Rockford Corporation


                                             By:      /s/
                                                ----------------------------
                                                     Chief Financial Officer

                                             Address: 648 S. River Drive
                                                      Tempe, Arizona 85281


                                             "LENDER"



                                                       /s/
                                                ----------------------------
                                                      Caroline S.  Bartol

                                             Address: 38415 Sombrero Road
                                                      Carefree, Arizona 85377

                                    EXHIBIT A

                                 PROMISSORY NOTE



Principal Amount: $2,000,000                                      Tempe, Arizona
                                                                  March 18, 1996


             For value received, Rockford Corporation ("Maker") promises to pay to the order of Caroline S. Bartol ("Lender"), the principal amount stated above plus interest on the unpaid balance of the principal as hereinafter provided. This Promissory Note ("Note") is given by Maker to evidence Maker's obligation to make payments under the Loan Agreement between Lender and Maker of even date with this Note (the "Agreement").

             INTEREST AND INTEREST PAYMENTS. The outstanding principal under this Note will bear interest at the rate of 9% per annum. Interest is payable in monthly installments equal to accrued interest, with the first installment due on or before May 1, 1996, and each subsequent installment due on or before the first day of each month thereafter.

             PRINCIPAL PAYMENTS. Maker will pay the principal on the Note on the earlier of (a) receipt of the proceeds of the capital investment in Maker committed by Lender or its affiliates or (b) September 30, 1996.

             DEFAULT. A default will occur upon an "Event of Default" as defined in the Agreement.

             REMEDIES. Upon any Event of Default, the entire principal and any accrued but unpaid interest will, at Lender's option, become due and payable on demand and Lender will have any other remedies granted to it under the Agreement.

             CREDITING OF PAYMENTS. Lender may credit all payments received first against the accrued but unpaid interest, then against any costs of collection, then against the unpaid principal then due or delinquent.

             PREPAYMENT. Maker reserves the right to prepay all or any portion of the principal sum without penalty of any kind, but will pay all accrued but unpaid interest on the date of such a prepayment.

             FORM OF PAYMENTS. Principal and interest are payable only in lawful money of the United States of America in immediately available funds.

             ATTORNEYS FEES. If this Note is placed in the hands of an attorney for collection, Maker promises to pay, in addition to the unpaid principal and accrued but unpaid interest, the costs of collection including reasonable attorneys fees.

             WAIVERS. Maker and any endorsers hereof waive demand, notice of presentment, protest, notice of dishonor and protest, rights of exemption, and any defense by reason of extension of time or other indulgences granted by Lender. The obligations under this Note are binding and enforceable upon and against the successors and assigns of Maker.


                                            "MAKER"

                                            Rockford Corporation


                                            By:    /s/  James M. Thomson
                                               --------------------------------
                                                  Chief Financial Officer

                                     - 2 -